UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 25, 2012

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-10253 (Commission File Number)	41-1591444 (IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices, including Zip Code)

(952) 745-2760

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

.

Item  5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 25, 2012, at the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) of TCF Financial Corporation (“TCF”), stockholders approved an amendment to the TCF Financial Incentive Stock Program (the “Program”).  The amendment increased the number shares authorized under the Program by 2.0 million shares.  A copy of the Program, as amended and restated, is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

The following is a brief description of each matter voted on at the 2012 Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each matter.

				Broker
		For	Withheld	Non-Votes
1.	Election of Directors:
	Raymond L. Barton	138,262,037	3,520,225	11,888,770
	Peter Bell	140,613,988	1,168,274	11,888,770
	William F. Bieber	123,657,595	18,124,667	11,888,770
	Theodore J. Bigos	123,957,066	17,825,196	11,888,770
	William A. Cooper	139,117,191	2,665,071	11,888,770
	Thomas A. Cusick	140,384,042	1,398,220	11,888,770
	Craig R. Dahl	140,248,406	1,533,856	11,888,770
	Karen L. Grandstrand	140,804,333	977,929	11,888,770
	Thomas F. Jasper	140,228,925	1,553,337	11,888,770
	George G. Johnson	140,438,169	1,344,093	11,888,770
	Vance K. Opperman	123,873,249	17,909,013	11,888,770
	James M. Ramstad	140,726,915	1,055,347	11,888,770
	Gerald A. Schwalbach	123,685,707	18,096,555	11,888,770
	Barry N. Winslow	140,250,420	1,531,842	11,888,770
	Richard A. Zona	140,744,599	1,037,663	11,888,770

					Broker
		For	Against	Abstentions	Non-Votes
2.	Approve an increase in the number
	of authorized shares under the TCF
	Financial Incentive Stock Program	126,599,877	14,988,091	194,294	11,888,770

					Broker
		For	Against	Abstentions	Non-Votes
3.	Approve the amended and restated
	Directors Stock Grant Program	137,731,683	3,661,722	388,857	11,888,770

2

					Broker
		For	Against	Abstentions	Non-Votes
4.	Advisory vote on executive
	compensation as disclosed in the
	Proxy Statement	108,080,838	33,189,489	511,935	11,888,770

		For	Against	Abstentions
5.	Advisory vote on the appointment of
	KPMG LLP as independent registered
	public accountants for the fiscal year
	ending December 31, 2012	152,214,780	1,095,575	360,677

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	TCF Financial Incentive Stock Program, as amended and restated
10.1	effective April 25, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A Cooper
William A. Cooper, Chairman and Chief Executive Officer (Principal Executive Officer)

/s/ Michael S. Jones
Michael S. Jones, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Managing Director, Corporate Development (Principal Accounting Officer)

Dated:    April 30, 2012